UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):         September 5, 2000


                               FACTUAL DATA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                      0-24205                  84-1449911
-------------------------------      -----------           -------------------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       File Number)           Identification No.)



                              5200 Hahns Peak Drive
                          Fort Collins, Colorado 80538
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (970) 663-5700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 5, 2000,  Factual Data Corp.  (the  "Company")  closed its acquisition  of  the  assets  of  C.B.  Unlimited,  Inc.  ("Seller"),  a  former franchisee of the Company, pursuant to an Asset Purchase Agreement ("Agreement"). The Company and its franchisees and licensees provide information services, including mortgage credit reports, to mortgage and consumer lenders, employment screening services and credit and tenant screening services. The Seller operated primarily in the States of Indiana and Pennsylvania.

         Pursuant to the Agreement, the Company acquired the assets of the Seller and obtained non-competition agreements with the Seller and its shareholder. The total consideration paid to the Seller was $1,125,000 in the form of $1,000,000 cash and a $125,000 promissory note with interest at 9% per annum.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) The acquisition  does not meet the 10% materiality test for purposes of
Item 2 of this Report and none of the tests in Rule 3-05(b) of Regulation S-X were exceeded, hence no historical financial statements of the business acquired are included herein.

     (b) None of the tests set forth in Rule 11-01(b) of Regulation S-X were exceeded, hence no pro forma financial statement information is included herein.

     (c) Exhibits.

     2.1 Asset Purchase Agreement between Factual Data Corp. and Seller dated as of September 5, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    FACTUAL DATA CORP.

Date:  September 12, 2000                       By: /s/ Todd A. Neiberger
                                                    ---------------------
                                                    Todd A. Neiberger
                                                    Chief Financial Officer

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